Exhibit 10.12

ENGLISH TRANSLATION

Certificate of Recording Compensation Trade Agreement for
Processing and Assembling with Foreign Enterprises

(2002) No. 457 Dongguan Foreign Economic and Trade Commission

According to the report submitted by Dongguan Foreign Processing and Assembly Services Corporation (hereinafter referred to as “the Company”), the Company cooperates with Dongguan Sun Line Processing Factory and Sun Line Industrial Limited to sign the Agreement for manufacturing tools and molds, processing plastics& rubber hardware products and assembling electronic products (Agreement No.: (2002) No. 031 Dongguan Trade) and an attachment. After review, the Agreement and its attachment are consistent with the contents of Dongguan Foreign Trade No. 14840 Certification of Approval issued on November 6, 2002. Therefore, we hereby grant the recordation. This Agreement and its attachment can come into force since November 6, 2002.

Agree

(Signed)

(Seal of Dongguan Customs)

Dongguan Foreign Trade & Economic Cooperation Bureau

(Signed)

(Seal of Dongguan Foreign Trade & Economic Cooperation Bureau)

November 6, 2002

Agreement

(2002) No. 031 Dongguan Trade

Entered in Dongguan on November 5, 2002

In order to develop amicable business relationship, Dongguan Foreign Processing and Assembly Services Corporation (hereinafter referred to as “Business Agent”) cooperates with Dongguan Dalingshan Foreign Trade & Economic Development Corporation (hereinafter referred to as “Party A”) and Sun Line Industrial Limited (hereinafter referred to as “Party B”) to fully discuss about the business of manufacturing tools and molds, processing plastics& rubber hardware products and assembling electronic products with supplied materials on the basis of equality and mutual benefit. The parties reach the agreement as follows in Dongguan on November 5, 2002:

Article 1	Responsibilities of Both Parties
1.	Party B shall provide the equipment required in processing and production (for details, see the list) without consideration. The equipment shall be delivered to the Party A’s factory by installments since November 2002. The total value of equipment is HK$18,270,000. The property right of the equipment without consideration shall be owned by Party B.
2.	After the equipment be delivered to the Party A’s factory, Party B shall send technical personnel to Party A’s factory for installation, commissioning and technical guidance. All charges incurred by Party B’s technical personnel during this period shall be borne by Party B, such as salary, travel expense, telephone communication charge, power consumption fee, boarding and lodging cost. Meanwhile, Party A shall try the best to provide convenience.
3.	Party B shall provide all raw materials, auxiliary materials and packaging materials without consideration. Party B shall employ labors force through labor authority. All processed products shall be exported and delivered to Party B.
4.	Party A shall provide the appropriate factory or land, continuously improve the investment environment and assist Party B in handling with the report and recordation formality in relevant authority and managing the routine affairs in the engineering.

Article 2	Calculation of Processing Fee
1.	Processing fee incurred in the processing arrangement: In the principle of mutual benefit, the parties determine the first contract is trial-production contract through friendly consultation. The period of trial production shall be 3 months. The processing fee shall be calculated on the basis of number of person, which shall not less than HK$600/person per month. After the expiration of trial production period, the processing fee shall be calculation on the basis of actual delivery quantity and processing unit price specified in the agreement. The processing unit price of product shall be determined on the processing requirement. On average, each worker shall work 8 hours per day and 24 working days per month. Therefore, the processing fee shall not less than HK$800.

2.	Party A shall provide the factory and site. The factory area reaches to 6,000m2. Factory rental and fee for use of site shall be deducted from the processing fee paid by Party B. The factory rental tax shall be borne by Party A.

Article 3	Calculation of contract payment

Considering the compensation to Party A for investing to continuously improve the investment environment in the process of fulfilling the agreement, based on friendly consultation, the parties hereby agree that the parties’ interests shall be calculated in accordance with the contract agreement.

Article 4	Loss in Trial Production Period and Disposal of Defectives

The period of trial production shall be three months since the agreement comes into force. The loss rate and defective rate occurring in trial production period shall be reimbursed for actual expenses. The actual loss rate and defective rate after the expiration of trial production period shall be otherwise agreed by the parties.

Article 5	Supplied Materials and Delivery Period

Party B shall ensure that the sufficient number of raw materials, auxiliary materials and packaging materials shall be provided every month by referring to the amount of processing specified in the agreement. In order to make Party A’s factory in normal production, Party B must transport all required raw materials and auxiliary materials to Party A’s factory before the production of each batch of products. To ensure Party B can carry out normal business, Party A’s factory shall make delivery on schedule and in appropriate quantity according to the specific delivery period agreed by the parties. The specific issues shall be stipulated in the specific contract.

Article 6	Terms of Payment

Term of paying processing fee: the parties agree to adopt the method that delivery is firstly made and then payment is made every month. Party B shall remit the payables to Party B by settlement of exchange through a bank in China specified by Party A. In case of any overdue payment, Party B shall give the compensation to Party A by calculation based on the interest rate issued by the bank in Hong Kong on the day. If necessary, Party A has the right to stop delivery and shipment.

Article 7	Transportation

Raw materials, auxiliary materials and finished products shall be imported and exported through the port specified by the state government. All freight and miscellaneous charges incurred in double route for raw materials, auxiliary materials and finished products from the originating point to Party A’s factory shall be borne by Party B. If Party B has required conditions and volume of transport, Party A can assist Party B to handle with necessary formalities.

Article 8	Insurances
1.	Party B shall cover all-risks insurance for the imported raw materials, auxiliary materials and packaging materials and exported finished products. In addition, Party B shall cover proper fire insurance for the production equipment and raw materials, auxiliary materials, packaging materials, finished products and products stored in the factory. The above-mentioned insurance premium shall be borne by Party B, who shall sign the specific insurance contract with the qualified insurance company.
2.	Both parties agree that all employees shall participate in social labor insurance and pay the corresponding insurance premium in the proportion of salary.

Article 9	Tax Payment

Both parties agree and guarantee to pay the tax in accordance with the laws.

Article 10	Force Majeure

In the event that ant party is prevented from fulfilling the agreement due to war, severe natural disasters or any other force majeure events agreed by the parties, the affected party shall inform the other party about such event as soon as possible and discuss with the other party about extending the deadline to fulfill the agreement. The other party shall not claim for compensation due to the losses caused by such event.

Article 11	Arbitration

Any dispute incurring in the process of fulfilling the agreement shall be solved by the parties through friendly consultation. If the parties fail to solve it, such dispute can be submitted to Shenzhen Branch of China Council for Promotion of International Trade (CCPIT) for arbitration. The arbitration award shall be final and binding on the parties. Arbitration cost shall be borne by the losing party.

Article 12	Terms of Agreement and Miscellaneous

The agreement shall come into force after the approval by the relevant authority. The agreement is effective for ten years from the date of coming into force. In case of extending or terminating the agreement upon the expiration, the parties shall reach the agreement through friendly consultation with six months before its expiration.

1.	Import and export business agent fee shall be borne by Party B as 5% of total processing fee.
2.	Port construction fund shall be borne by Party B as 0.2% of total processing fee.
3.	In case of recruiting workers, dividing work and arranging plant and equipment, enterprise must comply with the provisions specified in the Regulation on Labor Safety and Health Management and Regulation on Fire Control of the People’s Republic of China. Enterprise must protect the legitimate rights and interests of workers and provide workers with the work place and living device meeting the requirement on labor safety and health, so as to protect the health of workers.

Any issue unmentioned in the agreement shall be modified and supplemented by the parties through consultation at any time. Such issue shall be approved by the former authority. Such issue is invalid in case of failing to be discussed by the parties or approved by the former authority.

The agreement shall be executed in four counterparts with same effect. Party A holds two, business agent holds one and Party B holds one, and with several copies.

Party A: Dongguan Dalingshan Foreign Trade & Economic Development Corporation

Legal Representative: XXX

Address: XXX

Telephone: XXX

(Seal of Dongguan Dalingshan Foreign Trade & Economic Development Corporation)

Party A’s Factory: Dongguan Sun Line Processing Factory

Person in Charge: XXX

Address: XXX

Telephone: XXX

Party B: Sun Line Industrial Limited

Legal Representative: (/s/Kin Fai Sze-To, ex-director of Sun Line Industrial Limited)

Address: XXX

Telephone: XXX

(Seal of Sun Line Industrial Limited)

Business Agent: Dongguan Foreign Processing and Assembly Services Corporation (Industry & Trade Department)

Representative: XXX

Address: XXX

Telephone: XXX

(Seal of Dongguan Foreign Processing and Assembly Services Corporation)

Approval Notice for Change of Registration

(2012) No. 1200567057 yue guan change approval notice foreign

Name: Dongguan Sun Line Processing Factory

Registration Number: XXXX

We approve the change of registration for the above foreign processing and assembling on June 28, 2012. The approved change of registration is per below:

Approval date before the change	:	September 6, 2007
Approval date for the change	:	June 28, 2012
Name of foreign party before the change	:	Sun Line Industrial Limited
Name of foreign party after the change	:	Sun Line Precision Limited
Signer of the foreign party before the change :	:	Kin Sun Sze-To
Signer of the foreign party after the change	:	Chin Hien Tan

This notice is hereby given.

Seal of Dongguan City Administration for Industry and Commerce

June 28, 2012

Extension Agreement of Processing Arrangement

64 of (2002) No. 031 Dongguan Trade

Entered in Dongguan on August 21, 2012

Agreement (2002) No. 031 Dongguan Trade executed by Dongguan Sun Line Processing Factory and Sun Line Precision Limited will expire on November 6, 2012. After consultation, the parties agree to continue to carry out the business of manufacturing tools and molds, processing plastics & rubber hardware products and assembling electronic products under processing arrangement. The parties hereby agree that the original agreement is renewed for one year until November 6, 2013. In addition, the parties agree to make the following modifications and supplements to the original agreement:

1.	After consultation, Party B is responsible for the operation of the factory.
2.	To add equipment and expand production, Party B shall provide a batch of _______ equipment (for details, please see the list). The total value of the equipment shall be HK$_______. The equipment shall be transported to the Party A’s factory by installments since the date of approval.
3.	After the renewal agreement comes into force, the processing fee for the first year shall be HK$2,800,000. From the second year, the total value of processing fee shall be increased with the rate of 10%.
4.	During the term of renewal agreement, the processing fee shall be calculated by the number of worker in the factory. On average, each worker shall work 8 hours per day and 26 working days per month. Therefore, the processing fee shall not less than HK$1300.
5.	In case of employing external workers, the enterprise must pay the social infrastructure fee to the local labor authority.
6.	All employees shall participate in social labor insurance and pay the corresponding insurance premium in the proportion of salary.
7.	In case of recruiting workers, dividing work and arranging plant and equipment, enterprise must comply with the provisions specified in the Regulation on Labor Safety and Health Management and Regulation on Fire Control of the People’s Republic of China. Enterprise must protect the legitimate rights and interests of workers and provide workers with the work place and living device meeting the requirement on labor safety and health, so as to protect the health of workers.
8.	After the expiration of tax exemption, the parties shall guarantee to pay the taxes in accordance with laws.
9.	Import and export business agent fee shall be borne by Party B as 5% of total processing fee.
10.	Port construction fund shall be borne by Party B as 0.2% of total processing fee.

11.	In the event that ant party is prevented from fulfilling the agreement due to war, severe natural disasters or any other force majeure events agreed by the parties, the affected party shall inform the other party about such event as soon as possible and discuss with the other party about extending the deadline to fulfill the agreement. The other party shall not claim for compensation due to the losses caused by such event.
12.	Any dispute incurring in the process of fulfilling the agreement shall be solved by the parties through friendly consultation. If the parties fail to solve it, such dispute can be submitted to Shenzhen Branch of China Council for Promotion of International Trade (CCPIT) for arbitration. The arbitration award shall be final and binding on the parties. Arbitration cost shall be borne by the losing party.

The Extension Agreement is the supplementary part of the Agreement (2002) No. 031 Dongguan Trade. Other matters shall be executed in accordance with the original Agreement.

The Extension Agreement shall be executed in eight counterparts with same effect. Party A , factory, Party B, business agent, Dongguan Foreign Trade & Economic Cooperation Bureau and Industry & Commerce Bureau respective holds one and Shenzhen Customs holds two, and with several copies.

The Extension Agreement shall come into force after the date of approval by the relevant authorities.

Other matters:

Party A: Dongguan Dalingshan Foreign Trade & Economic Development Corporation

Address: XXX

Telephone: XXX

Representative: (Signed)

(Seal of Dongguan Dalingshan Foreign Trade & Economic Development Corporation)

Factory: Dongguan Sun Line Processing Factory

Address: XXX

Telephone: XXX

Person in Charge: (Signed)

(Seal of Dongguan Sun Line Processing Factory)

Party B: Sun Line Precision Limited

Address: XXX

Telephone: XXX

Representative:	(/s/ Kin Sun Sze-To, Chief Executive Officer)
(/s/ Chin Hien Tan, Chief Operating Officer)

(Seal of Sun Line Precision Limited)

Business Agent: Dongguan Foreign Processing and Assembly Services Corporation

Address: XXX

Telephone: XXX

Representative: (Signed)

(Seal of Dongguan Foreign Processing and Assembly Services Corporation)

Application for Extension Agreement of Processing Arrangement

Party A & Party B Code: 590417	(2012) No. 020 Dongguan Trade Document

Applied by: Dongguan Foreign Processing and Assembly Services Corporation	August 21, 2012

Party A	Dongguan Dalingshan Foreign Trade & Economic Development Corporation
Factory Name:	Dongguan Sun Line Processing Factory
Party B (Investor):	Sun Line Precision Limited
Agreement No.:	64 of (2002) No. 031 Dongguan Trade
Processing Item:	Manufacturing tools and molds, processing plastics& rubber hardware products and assembling electronic products
Annual Processing Fee	HK $ 2,800,000	Number of Factory Worker	1200
Additional Equipment
Term of Original Agreement: November 6, 2012		Renewal period is to November 6, 2013.
Suggestions from business agent:
The agreement can be renewed.

Agree to submit the application.

(Signed) (Seal of Dongguan Dalingshan Foreign Processing and Assembly Services Corporation (Industry & Trade Department)
August 21, 2012
Suggestions from approval authority:
(2012) No. 1015 Dongguan Foreign Trade & Economic Document

Agree

August 28, 2012
Submitted to Chang’an Office of Municipal Industry & Commerce Bureau and Foreign Trade Office of Dalingshan Town, Dongguan City Reported to the Customs

Form for Approval of Extension Agreement of Processing Arrangement

Applied by (seal): Dongguan Foreign Processing and Assembly Services Corporation	August 21, 2012

Party A: Dongguan Dalingshan Foreign Trade & Economic Development Corporation
Party B (Investor): Sun Line Precision Limited
Agreement No.: 64 of (2002) No. 031 Dongguan Trade
Process Item: Manufacturing tools and molds, processing plastics& rubber hardware products and assembling electronic products
Agreed Annual Processing Fee: HK$ 2,800,000			Actual Processing Fee of Last Year: HK$ 6,052,795
Number of Employees Last Year: 1200			Number of Employees at the End of Period: 1200
Value of Imported Equipment: HK$56,843,176.5			Value of Equipment Purchased in China:
The term of the original agreement is from November 7, 2002 to November 6, 2012.
The term of renewal is to November 6, 2013.
Column for Approval	Suggestions from Neighborhood Committee (Signed by leader) (Seal): We hereby agree that the agreement is renewed to November 6, 2013. August 23, 2012	Suggestions from Town (District) Foreign Trade & Economic Cooperation Office: (Signed by leader) (Seal): We hereby agree that the agreement is renewed. August 28, 2012	Suggestions from Town Government (Signed by leader) (Seal): We hereby agree that the agreement is renewed. August 30, 2012
	Suggestions from Foreign Investment Management Division of Municipal Foreign Trade & Economic Cooperation Bureau (Signed by leader): Agree September 28, 2012		Suggestions from Municipal Foreign Trade & Economic Cooperation Bureau (Signed by leader) (Seal): Agree September 28, 2012

Note:

1.	The form is executed in six counterparts. The application company, Town Foreign Trade & Economic Cooperation Office, business agent, Foreign Investment Management Division of Municipal Foreign Trade & Economic Cooperation Bureau, customs and Industry & Commerce Bureau respectively holds on.
2.	The form is submitted and reported only until the each party’s signature on the Supplemental Agreement is true and correct.